UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

CHAMPION HOMES, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	001-04714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 West Big Beaver Road, Suite 1000
Troy, Michigan		48084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 614-8211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2026, the Board of Directors (the “Board”) of Champion Homes, Inc. (the “Company”) increased the size of the Board from six directors to seven directors and elected Michael R. Haack, 53, to the Board, effective August 26, 2026, with a term expiring at the Company’s 2027 Annual Meeting of Shareholders. The Board has determined that Mr. Haack is independent in accordance with the listing standards of the New York Stock Exchange. Mr. Haack has also been appointed to the Compensation Committee of the Board.

There are no arrangements or understandings pursuant to which Mr. Haack was elected to the Board, and there are no transactions reportable pursuant to Item 404(a) of Regulation S-K in connection with Mr. Haack’s election.

Mr. Haack will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangements for non-employee directors as described in the Company’s proxy statement for its 2026 Annual Meeting of Shareholders. The Company and Mr. Haack are expected to enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 26, 2026.

The press release announcing the director election is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

Effective August 26, 2026, Mary Fedewa was designated Chair of the Audit Committee of the Board and ceased to serve on the Compensation Committee of the Board.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release issued by Champion Homes, Inc. on August 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champion Homes, Inc.

Date:	August 26, 2026	By:	/s/ Laurel Krueger
Laurel Krueger Chief Legal and Administrative Officer and Secretary